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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2001



                          VENTURE CATALYST INCORPORATED
             (Exact Name of registrant as specified in its charter)



            UTAH                          0-11532               33-0618806

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


          591 Camino De La Reina, Suite 418
                San Diego, California                        92108
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (858) 385-1000



                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

       Charles Theodore ("Ted") Owen resigned as a Director of the Registrant, effective September 12, 2001, and Charles Reibel resigned as a Director of the Registrant, effective September 14, 2001.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 2001        VENTURE CATALYST INCORPORATED

                                 By:  /S/ Kevin McIntosh
                                    --------------------------------------------
                                     Kevin McIntosh
                                     Senior Vice President and Chief Financial
                                     Officer

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